UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 18, 2025

CLIPPER REALTY INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-38010	47-4579660
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

4611 12th Avenue, Suite 1L Brooklyn, New York	11219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 438-2804

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CLPR	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Clipper Realty Inc. (the “Company”) held on June 18, 2025, the stockholders of the Company approved the 2025 Omnibus Incentive Compensation Plan (the “Omnibus Plan”) and the 2025 Non-Employee Director Plan (the “Non-Employee Director Plan” and together with the Omnibus Plan, the “Plans”)..

Summaries of the terms of the Plans are set forth in the Company’s’ definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 30, 2025 (the “Proxy Statement”). Those summaries and the descriptions above of the Plans do not purport to be complete and are qualified in their entirety by reference to the Plans, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are each incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit Description
10.1	2025 Omnibus Incentive Compensation Plan
10.2	2025 Non-Employee Director Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clipper Realty Inc.
(Registrant)

By:	/s/ David Bistricer
Name:	David Bistricer
Title:	Co-Chairman and Chief Executive Officer

Date: June 24, 2025